Exhibit 99.1
FOR IMMEDIATE RELEASE
BANKFINANCIAL CORPORATION ANNOUNCES FOURTH QUARTER 2013 FINANCIAL RESULTS
Burr Ridge, Illinois - February 3, 2014 (GLOBE NEWSWIRE) -- BankFinancial Corporation (BFIN) (the “Company”) filed its Quarterly Financial and Statistical Supplement on Form 8-K with the U.S. Securities and Exchange Commission (the "SEC") today.
BankFinancial recorded net income of $3.3 million and earnings per share of common stock of $0.16 for the year ended December 31, 2013. The Company recorded net income of $1.5 million, or $0.07 earnings per common share, for the fourth quarter of 2013.
For the fourth quarter of 2013, the Company’s net interest income before provision for loan losses increased to $11.5 million due to stronger loan originations and improved asset quality. For 2014, the Company believes that net interest income before provision for loan losses should range from $46 million and $49 million, with a quarterly target level of approximately $12.5 million to $13 million. Non-interest income declined modestly due to lower deposit service fees and income from bank-owned life insurance. Based on planned changes in loan, lease and deposit product pricing, as well as stronger performance in insurance and non-deposit product sales, the Company believes that non-interest income for the year ending December 31, 2014 should range between $6.8 million and $7.2 million, with a quarterly target level of approximately $1.8 million to $1.9 million. Non-interest expense rose by $432,000 to $12.8 million due to higher expenses for loan and lease origination, loan underwriting and marketing expenses related to loan and lease origination, which was partially offset by lower non-performing asset expenses. Office occupancy and equipment expense included approximately $100,000 in costs associated with the consolidation of the Hyde Park East branch, as well as $97,000 in snow removal costs. For 2014, the Company believes that core non-interest expenses should approximate $42 million, reaching an average quarterly core non-interest expense level of approximately $10 million by the third quarter of 2014.
The Company’s asset quality metrics continued to improve during the fourth quarter of 2013. At December 31, 2013 the Company’s ratio of non-performing loans to total loans was 1.66%. The ratio of classified assets to Bank Tier 1 Capital plus loan loss reserves was 29.6% as of December 31, 2013. Based on current information and trends, the Company expects that non-performing loan to total loans ratio should decline below 1.00% by the end of the third quarter of 2014. Total non-performing asset expense was $4.3 million in 2013; the Company also expects that non-performing asset expense should decline by as much as 50% during 2014 as the Company approaches its asset quality targets.
The Company’s Tangible Capital ratio was 11.93% as of December 31, 2013. The Company’s Tier 1 Risk-Based Capital ratio was 16.03%, reflecting the Company’s loan growth during the fourth quarter of 2013.
The Company’s liquidity and core deposit balances remained strong with total liquid funds available of $160 million and core deposits of $977.1 million as of December 31, 2013. The Company’s core deposit ratio was 78.0% at December 31, 2013.
The Company expects to release its schedule for the filing of its Form 10-K and anticipated investor conference call by March 15, 2014. The Company also expects to participate in one or more investor conferences in 2014 and will announce events and dates during the course of 2014 as plans are finalized. The Quarterly Financial and Statistical Supplement will be available today on BankFinancial's website, www.bankfinancial.com on the “Stockholder Information” page, and through the EDGAR database on the SEC's website, www.sec.gov. The Quarterly Financial and Statistical Supplement include comparative GAAP and non-GAAP performance data and financial measures for the most recent five quarters.
BankFinancial Corporation is the holding company for BankFinancial, F.S.B., a full-service, community-oriented bank providing financial services to individuals, families and businesses through 19 full-service banking offices, located in Cook, DuPage, Lake and Will Counties, Illinois. BankFinancial Corporation's common stock trades on the Nasdaq Global Select Market under the symbol BFIN. Additional information may be found at the company's website, www.bankfinancial.com.
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which involve significant risks and uncertainties. Forward-looking statements may include statements relating to our future plans, strategies and expectations, as well as our future revenues, expenses, earnings, losses, financial performance, financial condition, asset quality metrics and future prospects. Forward looking statements are generally identifiable by use of the words “believe,” “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan,” or similar expressions. Forward looking statements are frequently based on assumptions that may or may not materialize, and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward looking statements. We intend all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for the purpose of invoking these safe harbor provisions.
Factors that could cause actual results to differ materially from the results anticipated or projected and which could materially and adversely affect our operating results, financial condition or future prospects include, but are not limited to: (i) less than anticipated loan growth due to intense competition for high quality loans and leases, particularly in terms of pricing and credit underwriting, or a dearth of borrowers who meet our underwriting standards; (ii) the impact of re-pricing and competitors’ pricing initiatives on loan and deposit products; (iii) adverse economic conditions in general and in the Chicago metropolitan area in particular, including high or increasing unemployment levels, that could result in increased delinquencies in our loan portfolio or a decline in the value of our investment securities and the collateral for our loans; (iv) declines in real estate values that adversely impact the value of our loan collateral, OREO; asset dispositions and the level of borrower equity in their investments; (v) borrowers that experience legal or financial difficulties that we do not currently foresee; (vi) results of supervisory monitoring or examinations by regulatory authorities, including the possibility that a regulatory authority could, among other things, require us to increase our allowance for loan losses or adversely change our loan classifications, write-down assets, reduce credit concentrations or maintain specific capital levels; (vii) interest rate movements and their impact on the economy, customer behavior and our net interest margin; (viii) changes, disruptions or illiquidity in national or global financial markets; (ix) the credit risks of lending activities, including risks that could cause changes in the level and direction of loan delinquencies and charge-offs or changes in estimates relating to the computation of our allowance for loan losses; (x) monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; (xi) factors affecting our ability to access deposits or cost-effective funding, and the impact of competitors' pricing initiatives on our deposit products; (xii) the impact of new legislation or regulatory changes, including the Dodd-Frank Act and Basel III, on our products, services, operations and operating expenses; (xiii) higher federal deposit insurance premiums; (xiv) higher than expected overhead, infrastructure and compliance costs; (xv) changes in accounting principles, policies or guidelines; and (xv) and our failure to achieve expected synergies and cost savings from acquisitions.
These risks and uncertainties, as well as the Risk Factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statement in the future, or to reflect circumstances and events that occur after the date on which the forward-looking statement was made.

For Further Information Contact:

Shareholder, Analyst and Investor Inquiries:	Media Inquiries:
Elizabeth A. Doolan Senior Vice President – Controller BankFinancial Corporation Telephone: 630-242-7151	Gregg T. Adams Executive Vice President – Marketing & Sales BankFinancial, F.S.B. Telephone: 630-242-7234